Exhibit 99.5

Updated results of phase 1 study of ripretinib (DCC-2618), a broad-spectrum KIT and PDGFRA inhibitor, in patients with gastrointestinal stromal tumor (GIST) by line of therapy (NCT02571036) Ping Chi,1 Filip Janku,2 Michael C. Heinrich,3 Kristen Ganjoo,4 Hans Gelderblom,5 Michael Gordon,6 Robin L. Jones,7 Albiruni Razak,8 Jonathan Trent,9 Margaret von Mehren,10 Simin Hu,11 Ying Su,11 Rodrigo Ruiz-Soto,11 Suzanne George12 1Memorial Sloan Kettering Cancer Center, New York, New York; 2 The University of Texas MD Anderson Cancer Center, Houston, Texas; 3VA Portland Health Care System and OHSU Knight Cancer Institute, Portland, Oregon; 4Stanford University Medical Center, Palo Alto, California; 5Leiden University Medical Center, Leiden, The Netherlands; 6HonorHealth Research Institute, Scottsdale, Arizona; 7The Royal Marsden NHS Foundation Trust and The Institute of Cancer Research, London, United Kingdom; 8Princess Margaret Cancer Centre, Toronto, Ontario, Canada; 9Sylvester Comprehensive Cancer Center, University of Miami Health System, Miami, Florida; 10Fox Chase Cancer Center, Philadelphia, Pennsylvania; 11Deciphera Pharmaceuticals, LLC, Waltham, Massachusetts; 12Dana-Farber Cancer Institute, Boston, Massachusetts Abstract: C077 Table 2. Efficacy by line of therapy in patients with GIST receiving ripretinib 150 mg QD Safety INTRODUCTION RESULTS 2nd Line 3rd Line 4th Line The most common all grade treatment emergent adverse events (TEAEs) (in >10% of patients) are shown in Table 3 Parameters (n=31) (n=28) (n=83) The most common grade 3 or 4 adverse events (in >5% of patients) were increase in lipase level, 25 (17.6%); Gastrointestinal stromal tumors (GISTs) are the most common soft tissue sarcoma of the gastrointestinal (GI) tract1 Efficacy and safety results from the escalation and expansion phases of the phase 1 study for patients with GIST treated anemia, 11 (7.7%); and abdominal pain, 11 (7.7%) The vast majority (~85%) of GISTs have oncogenic mutations in either KIT or PDGFRA kinases2 at ripretinib 150 mg QD as the starting dose are presented here Best response (confirmed only), n (%) Table 3. All grade TEAEs, regardless of relatedness, in >10% of patients with GIST treated with Despite the clinical benefit provided by the tyrosine kinase inhibitors, imatinib, sunitinib, and regorafenib, patients with • Demographics and baseline characteristics by line of therapy are shown in Table 1 CR 0 0 0 advanced GIST eventually develop drug-resistance PR 6 (19.4) 4 (14.3) 6 (7.2) ripretinib 150 mg QD An unmet need exists well-tolerated treatments that (i) broadly inhibit primary and secondary/drug-resistant mutated 142 patients with GIST in the escalation and expansion phases were treated at 150 mg QD dose for nd rd th Stable disease 21 (67.7) 18 (64.3) 49 (59.0) Grade 1/2, Grade 3/4, All grades, 3 Number of patients by line of therapy were as follows: 31 2 line, 28 3 line, and 83 4 line patients KIT and PDGFRA kinases and (ii) delay disease progression Preferred term n (%) (n=142) n (%) (n=142) n (%) (n=142) 135 patients (95.1%) had KIT-mutant GIST, and 7 patients (4.9%) had PDGFRA-mutant GIST Progressive disease 4 (12.9) 6 (21.4) 22 (26.5) Ripretinib is a novel, tyrosine kinase switch control inhibitor that is designed to broadly inhibit oncogenic KIT and PDGFRA signaling through a unique dual mechanism of action that secures the target kinase into an inactive Not evaluable 0 0 1 (1.2) Alopecia 86 (60.6) 0 86 (60.6) conformation resulting in the inhibition of downstream signaling and cell proliferation3 Fatigue 74 (52.1) 4 (2.8) 78 (54.9) Table 1. Baseline patient characteristics No response assessment 0 0 5 (6.0) Myalgia 68 (47.9) 0 68 (47.9) Ripretinib binds to the switch pocket, preventing access to the switch pocket by the activation loop, thereby locking ORR, n (95% CI) 19.4 (7.5, 37.5) 14.3 (4.0, 32.7) 7.2 (2.7, 15.1) Nausea 64 (45.1) 2 (1.4) 66 (46.5) the kinase into the inactive state 2nd Line 3rd Line 4th Line Total Duration of treatmenta Palmar-plantar erythrodysesthesia syndrome 62 (43.7) 1 (0.7) 63 (44.4) Additionally, ripretinib binds to the activation loop, further preventing its access to the switch pocket and blocking Constipation 57 (40.1) 0 57 (40.1) Characteristics (n=31) (n=28) (n=83) (n=142) Mean, weeks (SD) 56.1 (34.24) 57.5 (32.95) 44.9 (36.58) kinase activity Decreased appetite 46 (32.4) 2 (1.4) 48 (33.8) Age at informed consent, years Median, weeks 64 51 29 Ripretinib was assessed in a phase 1, open-label, first-in-human, dose-escalation study designed to evaluate the safety, Diarrhea 44 (31.0) 3 (2.1) 47 (33.1) tolerability, pharmacokinetics, pharmacodynamics and preliminary antitumor activity of oral ripretinib in adult patients with Mean (SD) 59.8 (11.92) 64.0 (8.33) 59.5 (11.91) 60.4 (11.36) Min, Max 4, 132 8, 124 0.1, 140 Muscle spasms 42 (29.6) 0 42 (29.6) advanced malignancies, including advanced GIST (NCT02571036) Median 60.0 63.5 59.0 60.0 Abdominal pain 28 (19.7) 11 (7.7) 39 (27.5) Duration of response Updated preliminary results presented by George et al4 at ESMO 2018 demonstrated encouraging efficacy Min, Max 32, 80 48, 82 27, 87 27, 87 Lipase increased 14 (9.9) 25 (17.6) 39 (27.5) n 6 4 6 Weight decreased 39 (27.5) 0 39 (27.5) All doses of 100 mg per day were associated with reductions in KIT mutant allele frequency in plasma circulating Age category, n (%), years Number of events 3 1 3 Vomiting 36 (25.4) 1 (0.7) 37 (26.1) tumor DNA, including the KIT mutations least sensitive to ripretinib in vitro Although daily doses of up to 400 mg were tested, a maximum tolerated dose was not determined 18 ≤ Age < 65 18 (58.1) 15 (53.6) 57 (68.7) 90 (63.4) Median, weeks 80 NE 76.1 Headache 35 (24.6) 1 (0.7) 36 (25.4) 65 13 (41.9) 13 (46.4) 26 (31.3) 52 (36.6) Arthralgia 32 (22.5) 0 32 (22.5) Based on preclinical in vivo and in vitro pharmacology studies, 150 mg once daily (QD) is predicted to maintain the 95% CI 24.7, 80.0 52.1, NE 24.1, NE pharmacokinetic exposure above presumed threshold for efficacy in >90% of patients Hypertension 25 (17.6) 7 (4.9) 32 (22.5) Sex, n (%) PFS Dry skin 31 (21.8) 0 31 (21.8) Safety data collected from the phase 1 dose-escalation phase support administration of 150 mg QD as the Male 14 (45.2) 17 (60.7) 52 (62.7) 83 (58.5) Number of censored patients 8 6 12 Anemia 19 (13.4) 11 (7.7) 30 (21.1) recommended starting dose to be used in the expansion phase Female 17 (54.8) 11 (39.3) 31 (37.3) 59 (41.5) Back pain 27 (19.0) 2 (1.4) 29 (20.4) • This presentation reports updated results from the escalation and expansion phases of the phase 1 study for patients Median, weeks 46.4 36.3 23.9 Dyspnea 25 (17.6) 3 (2.1) 28 (19.7) who were treated at 150 mg QD as the starting dose Race, n (%) 95% CI 24.0, 60.0 23.9, 48.4 15.9, 24.3 American Indian or Alaska Native 0 0 3 (3.6) 3 (2.1) Cough 25 (17.6) 0 25 (17.6) Based on the clinical activity observed in heavily pretreated patients with GIST in this phase 1 study, ripretinib at a64 subjects escalated to 150 mg BID among patients with GIST in the 150 mg QD dose group. Dizziness 25 (17.6) 0 25 (17.6) 150 mg QD is being evaluated in two phase 3 studies: Asian 2 (6.5) 1 (3.6) 6 (7.2) 9 (6.3) Rash 23 (16.2) 0 23 (16.2) CI, confidence interval; CR, complete response; NE, not estimable; ORR, objective response rate; PFS, progression-free survival; INVICTUS (NCT03353753) in 4th line patients with GIST, compared with placebo; results reported at ESMO 20195 Actinic keratosis 22 (15.5) 0 22 (15.5) Black or African American 4 (12.9) 2 (7.1) 7 (8.4) 13 (9.2) PR, partial response; SD, standard deviation. Intrigue (NCT03673501) in 2nd line patients with GIST, compared with sunitinib White 25 (80.6) 25 (89.3) 63 (75.9) 113 (79.6) Local (investigator) response assessment. Hypophosphatemia 15 (10.6) 7 (4.9) 22 (15.5) Seborrheic keratosis 22 (15.5) 0 22 (15.5) Other 0 0 4 (4.8) 4 (2.8) Figure 2. Median PFS by line of therapy for patients with GIST treated with Hypokalemia 15 (10.6) 4 (2.8) 19 (13.4) METHODS Eastern Cooperative Oncology Group Rash maculo-papular 19 (13.4) 0 19 (13.4) ripretinib 150 mg QD Blood bilirubin increased 14 (9.9) 4 (2.8) 18 (12.7) (ECOG) performance status, n (%) Pain in extremity 17 (12.0) 1 (0.7) 18 (12.7) The phase 1 study included a dose-escalation phase that tested oral ripretinib QD or twice daily (BID) in 28-day cycles 0 16 (51.6) 13 (46.4) 38 (45.8) 67 (47.2) Insomnia 17 (12.0) 0 17 (12.0) ‒ In this phase, ripretinib dose levels assessed were 20, 30, 50, 100, 150, 200 mg BID or 100, 150, 250 QD 1 15 (48.4) 15 (53.6) 42 (50.6) 72 (50.7) Lines of therapy Median PFS (weeks) 95% CI Pruritus 17 (12.0) 0 17 (12.0) The subsequent expansion phase tested the recommended dose of ripretinib 150 mg QD in 6 cohorts, including 2 0 0 3 (3.6) 3 (2.1) 1.0 Blood creatine phosphokinase increased 13 (9.2) 3 (2.1) 16 (11.3) nd rd th 2 46.4 (24.0, 60.0) Melanocytic nevus 16 (11.3) 0 16 (11.3) cohorts for patients with GIST based on prior lines of therapy (2 , 3 , and 4 line) Primary mutation (determined by 0.9 Local, investigator-assessed Response Evaluation Criteria in Solid Tumors (RECIST 1.1) response assessments were 3 36.3 (23.9, 48.4) Skin papilloma 16 (11.3) 0 16 (11.3) molecular pathology report), n (%) performed every 2 cycles, and patients in the expansion cohorts who progressed per RECIST 1.1 were allowed to dose 4 23.9 (15.9, 24.3) Stomatitis 16 (11.3) 0 16 (11.3) KIT exon 11 26 (83.9) 19 (67.9) 58 (69.9) 103 (72.5) 0.8 Urinary tract infection 14 (9.9) 2 (1.4) 16 (11.3) escalate to 150 mg BID probability Safety and efficacy data are reported from the August 10, 2019, data cutoff KIT exon 9 3 (9.7) 8 (28.6) 15 (18.1) 26 (18.3) 0.7 Peripheral sensory neuropathy 15 (10.6) 0 15 (10.6) KIT other exons 0 1 (3.6) 5 (6.0) 6 (4.2) TEAE, treatment emergent adverse event. Figure 1. Phase 1 dose-escalation (part 1) and expansion (part 2) study design 0.6 PDGFRA 2 (6.5) 0 5 (6.0) 7 (4.9) survival KIT/PDGFRA wild type 0 0 0 0 0.5 CONCLUSIONS SD, standard deviation free 0.4 Part 1: Dose-escalation phase - Ripretinib in escalating dose given orally BID or QD in 28-day cycles Efficacy 0.3 Ripretinib showed encouraging clinical benefit at the recommended dose 150 mg QD, as Participants continued on study drug until discontinuation criteria were met 0.2 measured by median PFS and ORR, in patients with advanced GIST The confirmed-only complete response (CR), partial response (PR), stable disease, and progressive disease are Ripretinib was generally well tolerated in patients with GIST treated in the 2nd line or later presented in Table 2 Progression 0.1 th There were no CRs observed Data from the phase 1 expansion study in 4 line patients supported the phase 3 INVICTUS The objective response rate (ORR; proportion of patients with CR + PR) is as follows: 0.0 study and are consistent with the positive INVICTUS results recently reported at ESMO 2019. 2nd line patients: ORR = 19.4% 0 14 28 42 56 70 84 98 112 INVICTUS evaluated ripretinib as 4th line therapy in 129 patients with advanced GIST Part 2: Expansion phase 3rd line patients: ORR = 14.3% PFS (weeks) (ripretinib, n=85; placebo, n=44), meeting the primary endpoint showing significant Ripretinib 150 mg QD in 28-day cycles 4th line patients: ORR = 7.2% Lines # at risk improvement in median PFS compared with placebo (6.3 vs 1 months, respectively; hazard ratio=0.15 [95% CI, 0.090.25]; P<0.0001)5 Median progression-free survival (PFS) per investigator assessment, by line of therapy, is as follows (Figure 2): 2 n=31 25 18 15 11 7 3 0 0 46.4 weeks in 2nd line patients; 8 patients censored The updated data from the phase 1 study presented here demonstrated a median PFS of 46.4 2nd Line 3rd Line 4th Line 3 n=28 22 15 12 6 4 3 2 0 36.3 weeks in 3rd line patients; 6 patients censored weeks and support the phase 3 study, intrigue, comparing ripretinib to sunitinib in 2nd line GIST GIST GIST 4 n=83 52 28 17 14 9 6 2 0 23.9 weeks in 4th line patients; 12 patients censored patients with GIST Acknowledgments References Presented at AACR-NCI-EORTC International Conference on The investigators would like to thank the patients and their families and caregivers, the investigational site staff of this study, and the medical writing assistance 1. Hemming ML, et al. Ann Oncol. 2018;29: 2037–2045. 2. National Comprehensive Cancer Network (NCCN). Soft Tissue Sarcoma (V2.2019). Available at: Molecular Targets and Cancer Therapeutics, October 26 to 30, 2019 of Akriti Kharbanda, PhD, of ETHOS Health Communications in Yardley, Pennsylvania, which was supported financially by Deciphera Pharmaceuticals, http://www.nccn.org/professionals/physician_gls/pdf/sarcoma.pdf. Accessed October 15, 2019. 3. Smith BD, et al. Cancer Cell. 2019;35:738-751.e9. 4. George S, et al. Oral presentation at: European LLC, Waltham, Massachusetts, in compliance with international Good Publication Practice guidelines. Society for Medical Oncology (ESMO) Annual Meeting; October 19-23, 2018; Munich, Germany. Abstract 16030. 5. von Mehren M, et al. Oral presentation at: European Society for Medical Oncology This study was sponsored by Deciphera Pharmaceuticals, LLC. (ESMO) Annual Meeting; September 27-October 1, 2019; Barcelona, Spain. Abstract 4794.